Exhibit 99.1

SB PARTNERS

(a New York limited partnership)

PRO FORMA BALANCE SHEET

As of June 30, 2015

(Unaudited)

	As	Pro Forma	Pro Forma
	originally	Adjustments	Balance
	reported	(See Note 2)	Sheet
Assets:
Investments -
Real estate, at cost
Land	$470,000	$-	$470,000
Buildings, furnishings and improvements	4,973,553	-	4,973,553
Less - accumulated depreciation	(1,694,420)	-	(1,694,420)
	3,749,133	-	3,749,133

Real estate held for sale	12,026,246	(12,026,246)	-
Investment in Sentinel Omaha, LLC net of reserve for fair value of $9,032,963	-	-	-
	15,775,379	(12,026,246)	3,749,133
Other Assets -
Cash and cash equivalents	905,988	200,000	1,105,988
Cash in escrow	500,218	-	500,218
Other	63,928	-	63,928
Other asset in discontinued operations	3,400	(3,400)	-

Total assets	$17,248,913	$(11,829,646)	$5,419,267

Liabilities:
Unsecured loan payable	$9,828,751	$(3,841,862)	$5,986,889
Mortgage note in discontinued operations	10,000,000	(10,000,000)	-
Accounts payable	282,657	23,296	305,953
Tenant security deposits	94,419	-	94,419
Accrued expenses	3,062,499	(1,327,361)	1,735,138
Other liabilities in discontinued operations	25,000	(25,000)	-

Total liabilities	23,293,326	(15,170,927)	8,122,399

Partners' Capital:
Limited partner - 7,753 units	(6,025,197)	3,340,850	(2,684,347)
General partner - 1 unit	(19,216)	431	(18,785)

Total partners' capital	(6,044,413)	3,341,281	(2,703,132)

Total liabilities and partners' capital	$17,248,913	$(11,829,646)	$5,419,267

See notes to pro forma consolidated financial statements

SB PARTNERS

(a New York limited partnership)

PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015

(Unaudited)

	As	Pro Forma	Pro Forma
	originally	Adjustments	Income
	reported	(See Note 2)	Statement
Revenues:
Rental income	$320,432	$-	$320,432
Other rental income	175,872	-	175,872
Interest on short-term investments and other	670	-	670

Total revenues	496,974	-	496,974

Expenses:
Real estate operating expenses	156,895	-	156,895
Interest on unsecured loan payable	250,404	(150,833)	99,571
Depreciation and amortization	74,282	-	74,282
Real estate taxes	62,724	-	62,724
Management fees	441,761	-	441,761
Other	73,923	-	73,923

Total expenses	1,059,989	(150,833)	909,156

Loss from operations	(563,015)	150,833	(412,182)

Equity in net income of investment	2,283,409	-	2,283,409
Reserve for value of investment	(2,283,409)	-	(2,283,409)

Loss from continuing operations	(563,015)	150,833	(412,182)
Income from discontinued operations	293,895	(293,895)	-

Net loss	(269,120)	(143,062)	(412,182)

Loss allocated to general partner	(35)	(18)	(53)
Loss allocated to limited partners	$(269,085)	$(143,044)	$(412,129)

Earnings per unit of limited partnership interest (basic and diluted):
Continuing operations	$(72.62)	$19.45	$(53.16)
Discontinued operations	$37.91	$(37.91)	$-
Net Loss per unit of Limited Partnership Interest	$(34.71)	$(18.45)	$(53.16)

Weighted Average Number of Units of Limited
Partnership Interest Outstanding	7,753	7,753	7,753

See notes to pro forma consolidated financial statements

SB PARTNERS

(a New York limited partnership)

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

(Unaudited)

	As	Pro Forma	Pro Forma
	originally	Adjustments	Income
	reported	(See Note 2)	Statement
Revenues:
Rental income	$629,951	$-	$629,951
Other rental income	456,391	-	456,391
Interest on short-term investments and other	961	-	961

Total revenues	1,087,303	-	1,087,303

Expenses:
Real estate operating expenses	334,195	-	334,195
Interest on mortgage note and unsecured loan payable	508,197	(304,167)	204,030
Depreciation and amortization	167,120	-	167,120
Real estate taxes	130,661	-	130,661
Management fees	869,228	-	869,228
Other	160,464	-	160,464

Total expenses	2,169,865	(304,167)	1,865,698

Loss from operations	(1,082,562)	304,167	(778,395)
Equity in net income of investment	5,080,602	-	5,080,602
Reserve for value of investment	(5,080,602)	-	(5,080,602)

Loss from continuing operations	(1,082,562)	304,167	(778,395)
Income from discontinued operations	207,283	(207,283)	0

Net (loss) income	(875,279)	96,884	(778,395)

(Loss) income allocated to general partner	(113)	12	(101)
(Loss) income allocated to limited partners	$(875,166)	$96,872	$(778,294)

Earnings per unit of limited partnership interest (basic and diluted):
Continuing operations	$(139.63)	$39.23	$(100.40)
Discontinued operations	$26.74	$(26.74)	$-
Net (loss) per unit of Limited Partnership Interest	$(112.90)	$12.50	$(100.40)

Weighted Average Number of Units of Limited Partnership Interest Outstanding	7,753	7,753	7,753

See notes to pro forma consolidated financial statements

SB PARTNERS

(a New York limited partnership)

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(1)     Accounting and Financial Reporting

The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the year presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K, filed April 24, 2015 and Form 10-Q filed August 14, 2015.

(2)     Pro Forma Adjustments

The consolidated balance sheet as of the last filing date, June 30, 2015, has been restated to reflect the sale of Lino Lakes and the satisfaction of the secured mortgage note payable, as if the transaction had occurred on such date. Accordingly, the assets and liabilities of Lino Lakes have been removed from the historical balance sheet to reflect the sale of the property. Assets removed included real estate held for sale of $12,026,246 and other assets in discontinued operations totaling $3,400. Liabilities removed include mortgage note in discontinued operations totaling $10,000,000 and the security deposit held for the sole tenant of $25,000. In addition, that portion of the unsecured loan payable and accrued expenses has been removed reflecting the partial pay down of the unsecured loan payable and the satisfaction of the accrued interest related to the unsecured loan payable. In addition, the balance of cash has been increased by $200,000 to reflect the proceeds from the sale of Lino Lakes retained.

The accompanying pro forma consolidated statement of operations for the six months ended June 30, 2015 has been adjusted to reflect the results of operations of the Registrant as if the sale of Lino Lakes and satisfaction of the secured mortgage note of Lino Lakes as well as the partial pay down of the unsecured loan payable had been consummated at the beginning of the period.

The income from discontinuing operations of Lino Lakes has been removed from the consolidated statement of operations for the six months ended June 30, 2015. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The accompanying pro forma consolidated statement of operations for the year ended December 31, 2014 has been adjusted to reflect the results of operations of the Registrant as if the sale of Lino Lakes and satisfaction of the secured mortgage note of Lino Lakes as well as the partial pay down of the unsecured loan payable had been consummated at the beginning of the period.

The income from discontinuing operations of Lino Lakes has been removed from the consolidated statement of operations for the year ended December 31, 2014. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.